BULK ASSET PURCHASE AGREEMENT

THIS BULK ASSET PURCHASE AGREEMENT (this "Agreement"), dated September 11, 2020, by and among: (i) 4033001, a Wyoming Corporation and subsidiary of Hemp Technology, Inc. ("Purchaser"); (ii) Hemp Technology, Inc., a Wyoming Purchaser (the "Purchaser's Parent Company") and (iii) True Leaf Pet, Inc. ("Vendor", and collectively with the Purchaser and the Purchaser's Parent Company, referred to herein as the "Parties").

WHEREAS, pursuant to the Offer to Purchase and Agreement of Purchase and Sale (the "Sale Agreement") dated August 11, 2020 between the Parties, as approved by Order of the British Columbia Supreme Court on August 28, 2020 (the "Vesting Order"), the Purchaser desires to acquire the assets owned by the Vendor, in a bulk asset transfer, on the terms and conditions herein.

WHEREAS, the Assets (as defined below) are being transferred to the Purchaser free and clear of all Encumbrances (as defined in the Vesting Order and as set out in Schedule B of the Bill of Sale and Transfer of Title between the Parties dated September 11, 2020 (the "Bill of Sale"), except for the Permitted Encumbrances (as defined in the Vesting Order and as set out in Schedule B of the Bill of Sale).

WHEREAS, the Purchaser desires to make this purchase, and the Vendor desires to make this sale.

WHEREAS, the assets to be transferred from the Vendor to the Purchaser have been mutually valued at $300,000 (CDN).

WHEREAS, upon the Closing (as defined below) of the transaction pursuant to the Vesting Order, title to the Assets will be transferred to the Purchaser and the Purchaser will pay a purchase price of $300,000 (CDN), of which a $30,000 (CDN) deposit has already been made, and which purchase price will be adjusted in accordance with the Sale Agreement (the "Purchase Price").

WHEREAS, the payment of the Purchase Price will be made directly to the Vendor's solicitors, Clark Wilson LLP, in trust (the "Vendor's Solicitors").

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, it is hereby agreed as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE PURCHASER

Purchaser and Purchaser's Parent Company, represent and warrant as follows:

1.1 Organization. Purchaser is a Wyoming corporation. Purchaser's Parent Company is also a Wyoming corporation, and both entities have the corporate power and are duly authorized, qualified, under all applicable laws, regulations, ordinances, to enter into this Agreement.

1.2 Due Authorization. Purchaser and Purchaser's Parent Company have taken, or will have taken prior to Closing, all actions required by law, to execute and deliver this Agreement. The Board of the Purchaser's Parent Company have approved the purchase of the Assets.

1.3 Absence of Violation. The execution and delivery of this Agreement, and all exhibits hereto does not and the consummation of the transactions contemplated hereby and thereby will not (a) conflict with, violate, result in a breach of or constitute a default under any provision of the articles of in Purchaser (as amended) or bylaws or other organizational documents of the Purchaser; (b) violate, conflict with or result in the breach or termination of or modification, or otherwise give any other contracting party the right to terminate or modify, or constitute a default, with or without notice, the lapse of time or both, or cause the acceleration of any obligation, under the terms of any contract to which the Purchaser is a party; (c) result in the creation of any lien, charge or encumbrance upon the properties or other assets of the Purchaser; or (d) conflict with, violate, result in a breach of or constitute a default under any judgment, order, injunction, decree or award against, or binding upon, the Purchaser or upon any of its properties or assets.

1.4 Consents. Purchaser and Purchaser's Parent Company are not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter, bylaw, contract, commitment, lease, agreement, instrument or other restriction of any kind which would prevent the Purchaser from performing the terms of this Agreement or any of the transactions contemplated hereby without the consent of any third party, or which would require the consent of any third party for the consummation of this Agreement or any of the transactions contemplated hereby, or which would result in any penalty, forfeiture or other termination as a result of such consummation.

1.5 Binding Obligation. When executed by the Purchaser, this Agreement and all exhibits hereto and the representations and warranties contained herein and therein will constitute a valid and binding obligation on the Purchaser enforceable in accordance with their respective terms.

1.6 Compliance With Laws and Regulations. Purchaser and Purchaser's Parent Company have complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of the Purchaser or except to the extent that noncompliance would not result in the occurrence of any material liability for the Purchaser.

1.7 Permitted Encumbrances. The Purchaser acknowledges and agrees that the transfer of the Assets is subject to the Permitted Encumbrances.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF VENDOR

The Vendor represents and warrants, with respect to itself as follows:

2.1 Vendor. Further to the Vesting Order, the Vendor's entry into the Sale Agreement was approved and the Vendor is authorized and directed to take the steps necessary to complete the transaction pursuant to the Sale Agreement, including execution of this Agreement.

2.2 Court Approval. The execution and delivery of this Agreement by the Vendor is further to the Vesting Order.

2.3 Assets to be Acquired. The Assets to be acquired by the Purchaser from the Vendor are the following (each as defined in the Sale Agreement and Bill of Sale):

i. Intellectual Property;
ii. Accounts Receivable;
iii. the Books and Records;
iv. the Contracts;
v. the Goodwill;
vi. the Inventory;
vii. Prepaid Expenses,
viii. Personal Property;
ix. all issued and outstanding True Leaf Pet Europe Shares; and
x. the Vendor's interest in the Permits.

ARTICLE III

THE CLOSING

3.1 The Purchase. The Vendor agrees to assign, transfer, and deliver the Assets to the Purchaser, free and clear of all Encumbrances, except for the Permitted Encumbrances, in accordance with the Vesting Order.

3.2 Closing. The closing ("Closing") of the transaction contemplated by this Agreement and the Sale Agreement shall be on or before September 11, 2020.

3.3 Closing Events. At the Closing, each of the respective Parties hereto shall execute, acknowledge, and/or deliver, as applicable, or shall ensure to be executed, acknowledged, and delivered, as applicable, the following:

(a) Bill of Sale; and

(b) Payment of the Purchase Price to the Vendor's Solicitors, in trust.

ARTICLE IV

MISCELLANEOUS

4.1 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable herein.

4.2 Conflict. In the event of any conflict, inconsistency, ambiguity or difference between the provisions of this Agreement and the Sale Agreement, the terms, conditions and provisions of the Sale Agreement shall govern and be paramount.

4.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

4.4 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the Parties hereto may execute this Agreement by signing any such counterpart.

[***Signature page follows.***]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each party hereto as of the date first above written.

4033001
Subsidiary of Hemp Technology, Inc.

By: ______________________________
Name: Walter Schredl
Title: CFO/Director

HEMP TECHNOLOGY, INC.

By: ______________________________
Name: Walter Schredl
Title: CFO/Director

True Leaf Pet, Inc.

By: ______________________________
Name: Darcy Bomford
Title: CEO and Secretary

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each party hereto as of the date first above written.

4033001
Subsidiary of Hemp Technology, Inc.

By: ______________________________
Name: Mike Shenher
Title: CEO

HEMP TECHNOLOGY, INC.

By: ______________________________
Name:
Title:

True Leaf Pet, Inc.

By: ______________________________
Name: Darcy Bomford
Title: CEO and Secretary

No. B200195
Estate No. 11-2636224
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE BANKRUPTCY AND INSOLVENCY

IN THE MATTER OF THE NOTICE OF INTENTION
TO MAKE A PROPOSAL OF
TRUE LEAF PET INC.

ORDER MADE AFTER APPLICATION
(APPROVAL AND VESTING ORDER AND STAY EXTENSION)

BEFORE THE HONOURABLE	)	
	)	August 28, 2020
MR. JUSTICE WALKER	)	

ON THE APPLICATION of True Leaf Pet Inc. (the "**TLP**") coming on for hearing at Vancouver, British Columbia, on the 28th day of August, 2020; AND ON HEARING Katie G. Mak and Nick Carlson, counsel for TLP, and those other counsel listed on **Schedule "A"** hereto; AND UPON READING the material filed, including the Fifth Report of the FTI Consulting Canada Inc. in its capacity as proposal trustee (the "**Proposal Trustee**") dated August 24, 2020 (the "**Report**");

THIS COURT ORDERS AND DECLARES that:

Approval and Vesting

1. The sale transaction (the "**Transaction**") contemplated by the Offer to Purchase and Agreement of Purchase and Sale dated August 11, 2020 (the "**Sale Agreement**") between TLP, 4033001 (a Wyoming Corporation) (the "**Purchaser**") and Hemp Technology, Inc. (a Wyoming Corporation) (the Purchaser's parent company), a copy of which is attached as Appendix "A" to the Report is hereby approved, and the Sale Agreement is commercially reasonable.

2. TLP is hereby authorized and directed to take such additional steps and execute such additional documents as may be necessary or desirable for the completion of the Transaction and for the conveyance to the Purchaser of the assets described in the Sale Agreement (the "**Purchased Assets**").

3. Upon payment of the Purchase Price (as defined in the Sale Agreement) in accordance with the Sale Agreement, all of TLP's right, title and interest in and to the Purchased Assets described in the Sale Agreement shall vest absolutely in the Purchaser in fee simple, free and clear of and from any and all security interests (whether contractual, statutory, or otherwise), hypothecs, mortgages, trusts or deemed trusts (whether contractual, statutory, or otherwise), liens, executions, levies, charges, or other financial or monetary claims, whether or not they have attached or been perfected, registered or filed and whether secured, unsecured or otherwise (collectively, the "**Claims**") including, without limiting the generality of the foregoing: (i) any encumbrances or charges created by the Order of this Court dated May 1, 2020; (ii) all charges, security interests or claims evidenced by registrations pursuant to the *Personal Property Security Act* of British Columbia or any other personal property registry system; and (iii) those Claims listed on **Schedule "B"** hereto (all of which are collectively referred to as the "**Encumbrances**", which term shall not include the permitted encumbrances, easements and restrictive covenants listed on **Schedule "C"** hereto), and, for greater certainty, this Court orders that all of the Encumbrances affecting or relating to the Purchased Assets are hereby expunged and discharged as against the Purchased Assets.

4. For the purposes of determining the nature and priority of Claims, the net proceeds from the sale of the Purchased Assets shall stand in the place and stead of the Purchased Assets, and from and after the payment of the Purchase Price all Claims shall attach to the net proceeds from the sale of the Purchased Assets with the same priority as they had with respect to the Purchased Assets immediately prior to the sale, as if the Purchased Assets had not been sold and remained in the possession or control of the person having had possession or control immediately prior to the sale.

5. Pursuant to Section 7(3)(c) of the Canada *Personal Information Protection and Electronic Documents Act* or Section 18(1)(o) of the *Personal Information Protection Act* of British Columbia, the Proposal Trustee is hereby authorized and permitted to disclose and transfer to the Purchaser all human resources and payroll information in the company's records pertaining to TLP's past and current employees. The Purchaser shall maintain and protect the privacy of such information and shall be entitled to use the personal information provided to it in a manner which is in all material respects identical to the prior use of such information by TLP.

6. Subject to the terms of the Sale Agreement, vacant possession of the Purchased Assets, including any real property, shall be delivered by TLP to the Purchaser at 12:00 noon on the Closing Date (as defined in the Sale Agreement), subject to the permitted encumbrances as set out in the Sale Agreement and listed on **Schedule "C"**.

7. TLP, with the consent of the Proposal Trustee and the Purchaser, shall be at liberty to extend the Closing Date to such later date as those parties may agree without the necessity of a further Order of this Court provided that the Closing Date occurs within 30 days of the date of this Order.

8. Notwithstanding:

(a) these proceedings;

(b) any applications for a bankruptcy order in respect of TLP now or hereafter made pursuant to the *Bankruptcy and Insolvency Act* and any bankruptcy order issued pursuant to any such applications; and

(c) any assignment in bankruptcy made by or in respect of TLP,

the vesting of the Purchased Assets in the Purchaser pursuant to this Order shall be binding on any trustee in bankruptcy that may be appointed in respect of TLP and shall not be void or voidable by creditors of TLP, nor shall it constitute or be deemed to be a transfer at undervalue, fraudulent preference, assignment, fraudulent conveyance or other reviewable transaction under the *Bankruptcy and Insolvency Act* or any other applicable federal or provincial legislation, nor shall it constitute oppressive or unfairly prejudicial conduct pursuant to any applicable federal or provincial legislation.

Stay Extension

9. The stay of proceedings and the time for the filing of a proposal by TLP is extended to October 2, 2020.

Service of this Order

10. TLP shall serve Her Majesty the Queen in Right of the Province of British Columbia (the "**Province**") and Her Majesty the Queen in Right of Canada & Minster of National Revenue (the "**CRA**") with this Order and the Province and/or CRA shall be at liberty to apply to vary or set this Order aside within 7 (seven) business days of being served.

General

11. THIS COURT HEREBY REQUESTS the aid and recognition of any court, tribunal, regulatory or administrative body, wherever located, to give effect to this Order and to assist the Proposal Trustee and its agents in carrying out the terms of this Order. All courts, tribunals, regulatory and administrative bodies are hereby respectfully requested to make such orders and to provide such assistance to the Proposal Trustee, as an officer of this Court, as may be necessary or desirable to give effect to this Order or to assist the Proposal Trustee and its agents in carrying out the terms of this Order.

12. TLP, the Proposal Trustee or any other party have liberty to apply for such further or other directions or relief as may be necessary or desirable to give effect to this Order.

13. Endorsement of this Order by counsel appearing on this application other than counsel for TLP is hereby dispensed with.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

for Katie G. Mak

Signature of Lawyer for True Leaf Pet Inc.
Lawyer: Katie G. Mak

Certified a true copy according to the records of the Supreme Court at Vancouver, B.C.
DATED: SEP - 9 2020

Drina A Read
Authorized Signing Officer

DRINA READ

BY THE COURT

REGISTRAR IN BANKRUPTCY

CHECKED BD

Schedule A

Counsel Appearing

Victor Gerchikov	Lind Asset Management

Schedule B

Encumbrances to be Discharged

1. Base Registration No. 320721L, in favour of Lind Asset Management XV, LLC as the secured party, against True Leaf Pet Inc., as debtor, with respect to True Leaf Pet Inc.'s present and after-acquired personal property.

Schedule C
Permitted Encumbrances

1. Subsisting conditions, provisos, restrictions, exceptions and reservations, including royalties, contained in the original or any other Crown grant or disposition or implied by statute in respect of or affecting the Purchased Assets.

2. The legal notations, charges and encumbrances registered against the Purchased Assets as of the date of the Sale Agreement, save and except those legal notations, charges and encumbrances set out in Schedule B of this Order and save and except any leases or tenancies in respect of the Purchased Assets in existence as of the Closing Date.

3. Base Registration No. 145089L, in favour of Bank of Montreal, as the secured party, against True Leaf Pet Inc., as debtor, with respect to LF269 pledge of instrument, assignment of proceeds instrument described as a variable rate guaranteed investment certificate (gic) account no. 0004-9679-851 in the amount of $57,500.00 including all renewals and replacements thereof, substitutions therefor accretions thereto and interest, income and money therefrom and all proceeds thereof and therefrom including accounts.

4. Base Registration No. 720151L, in favour of Masonlift Ltd., as the secured party, against True Leaf Pet Ltd., as debtor, with respect to a 2016 Toyota-8FGU18 motor vehicle with serial # 8FGU18-63421.

BILL OF SALE AND TRANSFER OF TITLE

THIS BILL OF SALE AND TRANSFER OF TITLE is made and entered into as of September 11, 2020, dated by and among: (i) 4033001, a Wyoming Corporation and subsidiary of Hemp Technology, Inc. ("Purchaser"); (ii) Hemp Technology, Inc., a Wyoming Purchaser (the "Purchaser's Parent Company"), and (iii) True Leaf Pet, Inc. ("Vendor", and together with the Purchaser and the Purchaser's Parent Company are referred to collectively herein as the "Parties").

RECITALS

WHEREAS:

A. The Vendor, True Leaf Brands Inc., True Leaf Cannabis Inc. and True Leaf Investments Corp. each filed a Notice of Intention to File a Proposal with the Office of the Superintendent of Bankruptcy on April 1, 2020 pursuant to Part III, Division I of the *Bankruptcy and Insolvency Act* (Canada)(the "BIA").

B. FTI Consulting Canada Inc. was appointed as the proposal trustee (the "Proposal Trustee") in each of the above referenced BIA proceedings.

C. Pursuant to the order of the British Columbia Supreme Court (the "Court") pronounced May 13, 2020, the Proposal Trustee, in consultation with the Vendor, initiated a sales process in order to solicit offers for the sale of all or substantially all of the shares or the assets of the Vendor.

D. On August 11, 2020, the Purchaser, the Purchaser's Parent Company and the Vendor entered into an Offer to Purchase and Agreement of Purchase and Sale (the "Sale Agreement") for the purchase and sale of the Vendor's assets as set out in the Sale Agreement and as more particularly set out in Schedule "A" (Intellectual Property), Schedule "D" (Contracts) and Schedule "E" (Personal Property)(collectively, the "Assets").

E. On August 28, 2020, the Court granted an order (the "Vesting Order") vesting the Assets to the Purchaser pursuant to the terms of the Sale Agreement.

F. The Vendor has agreed with the Purchaser for the transfer of title to the Purchaser of the Assets, as confirmed by the terms and considerations set forth in this Bill of Sale and Transfer of Title.

NOW THEREFORE THIS BILL OF SALE AND TRANSFER OF TITLE witnesses that for good and valuable consideration as contemplated by the court-approved Sale Agreement (the receipt and sufficiency of which is acknowledged), the Vendor grants, bargains, sells, assigns, transfers, conveys and sets over to the Purchaser the Assets upon and subject to the following terms and conditions:

1. The Vender agrees, confirms and warrants to transfer the Assets to the Purchaser with good and marketable title, free and clear of any mortgage, charge, security interest, lien, claim, charge or other encumbrance of any nature or kind whatsoever, including the Encumbrances set out in Schedule "B", and with the exception of Permitted Encumbrances set out in Schedule "B". The Purchaser accepts the sale, assignment, transfer, conveyance and delivery of the Assets.

2. The Parties hereby acknowledge and agree that the Assets are being sold, assigned and transferred by the Vendor and purchased by the Purchaser pursuant to the Vesting Order on an "as is, where is" basis, and that the Vendor makes no representation, warranty, statement or promise, as to the condition, fitness for any particular purpose or use, suitability, durability, quality or value of the Assets. The Purchaser has made its own inspection and investigation with respect to the Assets, and is accepting the transfer of the Vendor's interest in the Assets on that basis.

3. The Purchaser shall, immediately upon payment of the Purchase Price (as defined in the Sale Agreement) in accordance with the Sale Agreement and the Vesting Order, have quiet and peaceful possession and enjoyment of the Assets for their own use and benefit without any manner of hindrance, interruption, molestation, claim or demand whatsoever of, from or by the Vendor.

4. The Vendor will, from time-to-time and at all times hereafter, on every reasonable request of the Purchaser, make, do and execute or cause to be made, done and executed all further acts, or assurances as may be reasonably required by the Purchaser for more effectually and completely vesting in the Purchaser of the Assets.

5. This Bill of Sale and Transfer of Title shall enure to the benefit of the successors and assigns of the Parties.

6. The invalidity and unenforceability of any provision of this Bill of Sale and Transfer of Title or any convenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any invalid provision or covenant shall be deemed to be severable.

7. This Bill of Sale and Transfer of Title shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable herein.

8. This Bill of Sale and Transfer of Title may be executed in any number of counterparts and delivered by way of facsimile, email or other mode of electronic delivery, and each of which when delivered shall be deemed to be an original and all of which together shall constitute one and the same documents.

[*Signature page follows – remainder of page is intentionally blank*]

IN WITNESS WHEREOF, the Vendor has executed this Bill of Sale and Transfer of Title as of the date first above mentioned.

4033001
Subsidiary of Hemp Technology, Inc.

By: ______________________
Name: Walter Schredl
Title: CFO/Director

HEMP TECHNOLOGY, INC.

By: ______________________
Name: Walter Schredl
Title: CFO/Director

True Leaf Pet, Inc.

By: ______________________
Name: Darcy Bomford
Title: CEO and Secretary

IN WITNESS WHEREOF, the Vendor has executed this Bill of Sale and Transfer of Title as of the date first above mentioned.

4033001
Subsidiary of Hemp Technology, Inc.

By: ______________________________
Name: Mike Shenher
Title: CEO

HEMP TECHNOLOGY, INC.

By: ______________________________
Name:
Title:

True Leaf Pet, Inc.

By: ______________________________
Name: Darcy Bomford
Title: CEO and Secretary

Schedule A
Intellectual Property

1) All trade Secrets, trade marks, including logs, trade names, (including "TRUELEAF" slogans (including "Return the Love"), service marks and all applications therefore used in connection with the Business;

2) All patents (including divisions, reissues, renewals and extensions) and all applications their use in connection with Business;

3) all research and case studies carried out in connection with the Business;

4) all copyrights, industrial designs and other industrial property rights (including any invention or know-how of any kind) and any applications therefore used in connection with the Business;

5) all websites, domain names and social networking profiles owned by the Vendor or used in connection with the Business;

6) all telephone and fax numbers, including mobile telephone numbers owned by the Vendor or used in connection with the Business;

7) all patterns, plans, designs, formulas to make products being sold, inventions, research and development work and data, licenses, sub licenses, franchises, technology and all other related property and assets, irrespective of the support on which it is recorded or affixed, as well as all unpatented blue prints, flow sheets, equipment and parts lists and descriptions and related instructions, manuals, day records and procedures used in connection with the Business; and

8) the Vendor's interest, if any, to those trademarks set out in Schedule "C" herein.

Schedule B

Permitted Encumbrances

i. Subsisting conditions, provisos, restrictions, exceptions and reservations, including royalties, contained in the original or any other Crown grant or disposition or implied by statute in respect or the affecting the Assets;

ii. The legal notations, charges and encumbrances registered against the Assets as of the Execution Date save and except those legal notations, charges and encumbrances listed below and save and except any leases or tenancies in respect of the Assets in existence as of the Closing Date; and

iii. Any other charges or encumbrances agreed to by the Purchaser.

Legal Notations, Charges and Encumbrances To Be Discharged

1. Base Registration No. 145089L, in favour of Bank of Montreal, as the secured party, against True Leaf Pet Inc., as debtor, with respect to LF269 pledge of instrument, assignment of proceeds instrument described as a variable rate guaranteed investment certificate (gic) account no. 0004-9679-851 in the amount of $57,500.00 including all renewals and replacements thereof, substitutions therefor accretions thereto and interest, income and money therefrom and all proceeds thereof and therefrom including accounts.

9. Base Registration No. 320721L, in favour of Lind Asset Management XV, LLC as the secured party, against True Leaf Pet Inc., as debtor, with respect to True Leaf Pet Inc.'s present and after-acquired personal property.

3. Base Registration No. 7201S11, in favour of Masonlift Ltd., as the secured party, against True Leaf Pet Ltd., as debtor, with respect to a 2016 Toyota-8FGU18 motor vehicle with serial# 8FGU18- 63421.

Schedule C

Trademarks

Trademark Department

August 08, 2019

Country	Our Ref.	Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status	Owner
Canada	TM1827-002	CANNA-CALM	1,805,164	10/18/2016			Pending	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary and nutritional supplements for pets for general health and well-being. (31) Pet food and edible pet treats.						
Canada	TM1826-002	CANNA-FLEX	1,806,163	10/18/2016			Published	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary and nutritional supplements for pets for general health and well-being. (31) Pet food and edible pet treats.						
Canada	TM1900002	MAITRI	1960951	05/03/2019			Pending	True Leaf Pet Inc.
	Goods/Services:	(35) Customer savings, customer contests and loyalty programs in the field of pets, primarily, pet health, pet supplies, pet food and pet accessories; incentive programs to promote frequent customer patronage through rewards; providing an online non-downloadable, internet-based software application for administering customer savings, consumer contests and loyalty programs in the field of pets, primarily, pet health, pet supplies, pet food and pet accessories; incentive programs to promote frequent customer patronage through rewards (42) providing an online non-downloadable, internet-based software application for connecting pet owners with veterinarians to provide medical diagnosis, treatment plans, and prescriptions for animals; software as a service (SAAS) services featuring software for connecting pet owners with veterinarians to provide medical diagnosis, treatment plans, and prescriptions for animals; providing veterinary medicine and health information via internet based software platform featuring expert clinicians, veterinarians, and pet owners participating interactive discussions focusing on issues related to veterinary health issues; animal health clinics						
Canada	TM1901002	Maitri By True Leaf	1960952	05/03/2019			Pending	True Leaf Pet Inc.
	Goods/Services:	(35) Customer savings, customer contests and loyalty programs in the field of pets, primarily, pet health, pet supplies, pet food and pet accessories; incentive programs to promote frequent customer patronage through rewards; providing an online non-downloadable, internet-based software application for administering customer savings, customer contests and loyalty programs in the field of pets, primarily, pet health, pet supplies, pet food and pet accessories; incentive programs to promote frequent customer patronage through rewards (42) Providing an online non-downloadable, internet-based software application for connecting pet owners with veterinarians to provide medical diagnosis, treatment plans, and prescriptions for animals; software as a service (SAAS) services featuring software for connecting pet owners with veterinarians to provide medical diagnosis, treatment plans, and prescriptions for animals; providing veterinary medicine and health information via internet based software platform featuring expert clinicians, veterinarians, and pet owners participating interactive discussions focusing on issues related to veterinary health issues; animal health clinics						

Total Number of Marks: 36

Trademark Department

August 08, 2019

Country	Our Ref.	Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status	Owner
Canada	TM1741-002	RETURN THE LOVE	1802085	08/26/2016	TMA1,024,239	06/10/2019	Registered	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats; nutritional supplements for pets for general health and well-being; feed supplements for pets. (31) Pet food; edible pet treats						
Canada	TM1661-002	TRUE CALM	1,739,453	07/29/2015	TMA946,013	08/11/2016	Registered	True Leaf Medicine Inc.
	Goods/Services:	(00) Pet food and edible treats for pets						
Canada	TM1582-002	TRUE LEAF	1,689,784	08/15/2014	TMA1,037,128	07/08/2019	Registered	True Leaf Medicine Inc.
	Goods/Services:	(01) Medical research services; providing medical research information to patients and consumers in the field of clinical trials; providing medicinal information to patients and consumers in respect of disorders, diseases and prevention; consulting and advice for patients and consumers in the field of herbal remedies and medicinal preparations. Providing information to patients and consumers in the field of medical research; providing information to patients and consumers in the field of the herbal treatment of medical conditions; providing a website for patients and consumers featuring educational information in the field of clinical research for herbal treatment of medical conditions.						
Canada	TM1632-002	true leaf & Design (in color)	1,723,516	04/13/2015			Pending	True Leaf Medicine Inc.
true leaf	Goods/Services:	(00) Dietary pet supplements in the form of pet treats; plant extracts for use in veterinary products, namely, dietary pet supplements; pet products, namely, collars, leashes and clothing; pet toys; pet food; edible pet treats; consumable pet chews						

Total Number of Marks: 36

Country	Our Ref.	Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status	Owner
Canada	TM1662-002	TRUE LOVE	1,739,454	07/29/2015	TMA1,001,224	07/20/2018	Registered	True Leaf Medicine Inc.
	Goods/Services:	(00) Pet food and edible treats for pets						
Canada	TM1663-002	TRUE SPIRIT	1,739,452	07/29/2015	TMA945,974	08/11/2016	Registered	True Leaf Medicine Inc.
	Goods/Services:	(00) Pet food and edible treats for pets						
Canada	TM1690-002	TRUEHEMP	1,763,976	01/19/2016			Pending	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats; plant extracts for use in veterinary products, namely, dietary pet supplements for general health and well-being. (18) Pet products, namely, collars, leashes and clothing comprised in whole or part of hemp. (28) Pet toys comprised in whole or part of hemp. (31) Pet food, edible pet treats, consumable pet chews, all of the foregoing comprised in whole or part of hemp.						
European Union	TM1684-003	TRUE CALM	014820799	11/23/2015	014820799	11/23/2015	Registered	True Leaf Medicine Inc.
	Goods/Services:	(05) Veterinary preparations; dietetic food and substances adapted for veterinary use; dietary supplements for animals; dietary pet supplements in the form of pet treats; plant extracts for veterinary purposes. (18) Clothing for animals; Pet products, namely collars, leashes and clothing; parts and fittings for the aforesaid goods. (28) Toys and playthings for pets; pet toys; parts and fittings for the aforesaid goods.						

Country	Our Ref.	Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status	Owner
European Union	TM1804-003	TRUE LEAF RETURN THE LOVE	017159944	09/12/2017	017159944	09/12/2017	Registered	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats, nutritional supplements for pets; feed supplements for pets. (31) Pet food; edible pet treats.						
European Union	TM1682-003	TRUE LOVE	014820781	11/23/2015	014820781	11/23/2015	Registered	True Leaf Medicine Inc.
	Goods/Services:	(05) Veterinary preparations; dietetic food and substances adapted for veterinary use; dietary supplements for animals; dietary pet supplements in the form of pet treats; plant extracts for veterinary purposes. (18) Clothing for animals; Pet products, namely collars, leashes and clothing; parts and fittings for the aforesaid goods. (28) Toys and playthings for pets; pet toys; parts and fittings for the aforesaid goods.						
European Union	TM1683-003	TRUE SPIRIT	014820773	11/23/2015	014820773	11/23/2015	Registered	True Leaf Medicine Inc.
	Goods/Services:	(05) Veterinary preparations; dietetic food and substances adapted for veterinary use; dietary supplements for animals; dietary pet supplements in the form of pet treats; plant extracts for veterinary purposes. (18) Clothing for animals; Pet products, namely collars, leashes and clothing; parts and fittings for the aforesaid goods. (28) Toys and playthings for pets, pet toys, parts and fittings for the aforesaid goods.						
European Union	TM1681-003	TRUELEAF FOR QUALITY OF LIFE & Design	014822217	11/23/2015	014822217	11/23/2015	Registered	True Leaf Medicine Inc.
trueleaf™ FOR QUALITY OF LIFE	Goods/Services:	(05) Veterinary preparations; dietetic food and substances adapted for veterinary use; dietary supplements for animals; dietary pet supplements in the form of pet treats; plant extracts for veterinary purposes. (18) Clothing for animals; Pet products, namely collars, leashes and clothing; parts and fittings for the aforesaid goods. (28) Toys and playthings for pets; pet toys; parts and fittings for the aforesaid goods. (31) Pet food.						

Total Number of Marks: 36

Country	Our Ref.	Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status	Owner
Korea, Republic of	TM1690-005	TRUEHEMP	40-2017-68779	06/06/2017	40-1342989	03/21/2018	Registered	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats, plant extracts for medical, veterinary and pharmaceutical purposes; protein supplements for animals; vitamins for animals; feeding stimulants for animals; dietary supplements for animals; pharmaceutical and veterinary preparations; disinfectants; microorganisms for medical purposes; portable medicine cases (filled)						
		(31) Pet food; edible pet treats; consumable pet chews; beverages for pets; unprocessed grains; animal food stuffs; natural plants and flowers						
United States	S22426	Canna-Calm	87/206,066	10/17/2016			Published	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats; nutritional supplements for pets; feed supplements for pets						
		(31) Pet food; edible pet treats						
United States	S22425	Canna-Flex	87/206,060	10/17/2016			Published	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats; nutritional supplements for pets; feed supplements for pets						
		(31) Pet food; edible pet treats						
United States	S24001	EVERYDAY OMEGA	88/244,684	12/28/2018			Published	True Leaf Medicine Inc.
	Goods/Services:	(05) dietary pet supplements, dietary pet supplements in the form of pet treats, all containing omega						
		(31) pet food; edible pet treats; consumable pet chews, all containing omega						

Country	Our Ref.	Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status	Owner
United States	S24205	MAITRI	88/402,506	04/25/2019			Pending	True Leaf Pet Inc.
	Goods/Services:	(35) Customer savings, customer contests and loyalty programs in the field of pets, primarily, pet health, pet supplies, pet food and pet accessories; incentive programs to promote frequent customer patronage through rewards; providing an online non-downloadable, Internet-based software application for administering customer savings, consumer contests and loyalty programs in the field of pets, primarily, pet health, pet supplies, pet food and pet accessories; incentive programs to promote frequent customer patronage through rewards (42) providing an online non-downloadable, Internet-based software application for connecting pet owners with veterinarians to provide medical diagnosis, treatment plans, and prescriptions for animals; software as a service (SAAS) services featuring software for connecting pet owners with veterinarians to provide medical diagnosis, treatment plans, and prescriptions for animals; providing veterinary medicine and health information via internet based software platform featuring expert clinicians, veterinarians, and pet owners participating interactive discussions focusing on issues related to veterinary health issues, animal health clinics						
United States	S24206	Maitri By True Leaf	88/402,622	04/25/2019			Pending	True Leaf Pet Inc.
	Goods/Services:	(35) Customer savings, customer contests and loyalty programs in the field of pets, primarily, pet health, pet supplies, pet food and pet accessories; incentive programs to promote frequent customer patronage through rewards; providing an online non-downloadable, Internet-based software application for administering customer savings, customer contests and loyalty programs in the field of pets, primarily, pet health, pet supplies, pet food and pet accessories; incentive programs to promote frequent customer patronage through rewards (42) Providing an online non-downloadable, internet-based software application for connecting pet owners with veterinarians to provide medical diagnosis, treatment plans, and prescriptions for animals; software as a service (SAAS) services featuring software for connecting pet owners with veterinarians to provide medical diagnosis, treatment plans, and prescriptions for animals; providing veterinary medicine and health information via internet based software platform featuring expert clinicians, veterinarians, and pet owners participating interactive discussions focusing on issues related to veterinary health issues; animal health clinics						
United States	S22396	RETURN THE LOVE	87/183,669	09/26/2016	5,196,470	05/02/2017	Registered	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats; nutritional supplements for pets; feed supplements for pets (31) Pet food; edible pet treats						
United States	S21445	True Calm	86/675,816	06/26/2015	4,961,590	05/17/2016	Registered	True Leaf Medicine Inc.
	Goods/Services:	(31) Pet food and edible pet treats						

Country	Our Ref.	Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status	Owner
United States	S21309	true hemp & Design	86/600,134	04/16/2015			Published	True Leaf Medicine Inc.
	Goods/Services:	(18) Pet products, namely, collars, leashes and clothing comprised in whole or part of hemp (28) Pet toys comprised in whole or part of hemp						
United States	S22634	true hemp & Design	86/981,881	04/16/2016	5,210,681	05/23/2017	Registered	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats comprised in whole or part of hemp (31) Pet food: edible pet treats; consumable pet chews; all of the foregoing comprised in whole or part of hemp						
United States	S24241	TRUE LEAF					Unfiled	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats; plant extracts for veterinary purposes (18) Pet products, namely, collars, leashes and clothing (31) Pet food: edible pet treats; consumable pet chews						
United States	S20921	TRUE LEAF	86/369,816	08/18/2014			Pending	True Leaf Medicine Inc.
	Goods/Services:	(42) Providing information in the field of medical research; providing a website featuring educational information in the field of clinical research; medical research services; scientific research services; providing medical and scientific research information in the field of clinical trials; laboratory research services in the field of herbal remedies and medicinal preparations; research and development in the field of herbal remedies and medicinal preparations; consulting and advice in the product development of herbal remedies and medicinal preparations (44) Providing information in the field of the herbal treatment of the medical conditions; providing medicinal information to patients in respect of disorders, diseases and prevention, medical consulting and advice in the field of herbal remedies and medicinal preparations						

Country	Our Ref.	Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status	Owner
United States	S21284	true leaf & Design	86/579,184	03/27/2015	5,037,350	09/06/2016	Registered	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements in the form of pet treats; plant extracts for veterinary purposes (31) Pet food; edible pet treats, consumable pet chews						
United States	S21444	True Love	86/675,797	06/26/2015	4,961,689	05/17/2016	Registered	True Leaf Medicine Inc.
	Goods/Services:	(31) Pet food and edible pet treats						
United States	S23963	True Path (Stylized Design)	88/224,891	12/11/2018			Published	True Leaf Medicine Inc.
	Goods/Services:	(05) Dietary pet supplements; Dietary pet supplements in the form of pet treats (18) Pet products and pet accessories, namely, collars, leashes and pet clothing (31) Pet food; Edible pet treats; consumable pet chews						
United States	S21506	TRUE SPIRIT	86/701,469	07/22/2015	4,970,569	05/31/2016	Registered	True Leaf Medicine Inc.
	Goods/Services:	(31) Pet food and edible pet treats						
United States	S22491	trueleaf & Design	86/961,150	04/16/2016	5,130,509	01/24/2017	Registered	True Leaf Medicine Inc.
	Goods/Services:	(31) Pet Food						

Total Number of Marks: 36

Country	Our Ref.	Trademark	App. No.	App. Date	Reg. No.	Reg. Date	Status	Owner
United States	S23948	trueleafpet	88/214,570	12/03/2018			Published	True Leaf Medicine Inc.
		Goods/Services: (28) Pet toys						
United States	S21308	trueleafpet & Design	86/600,106	04/16/2015	5,703,499	03/19/2019	Registered	True Leaf Medicine Inc.
trueleafpet		Goods/Services: (18) Pet products, namely, collars, leashes and clothing						
United States	S22823	trueleafpet & Design	86/982,446	04/16/2016	5,252,037	07/25/2017	Registered	True Leaf Medicine Inc.
trueleafpet		Goods/Services: (05) Dietary pet supplements in the form of pet treats						
		(31) Edible pet treats; consumable pet chews						

Total Number of Marks: 36

Schedule D

CONTRACTS

1. Logistics services and shipping services for finished products to customers (3PL services) with Centerpoint Logistics, Grandview, Missouri, USA

2. Manufacturing and packing services for hemp seed and CBD chews (co-packer services) with Red Collar / Hampshire Pet Products, Joplin Missouri, USA

3. Manufacturing and packing services for hemp seed oils and oregano oils with OK Naturals, Vernon, BC, Canada

4. Manufacturing and packaging services for hemp seed oils in the USA with Uckele Health and Nutrition, USA

Schedule E

Personal Property

Head office:

Units	Item	Description	Brand
Front Desk			
1	Desk	L-Shape with 2 drawers, black, 12 inch privacy window	
1	Filing Cabinet	2 drawer lateral, brown	
1	Phone		Yealink T42G
1	Monitor	inch square	Samsung
1	Cupboard	38 inch, 3 shelves	
1	Cupboard		
1	computer	thin client	
1	office chair	black patent leather	
Office #1	(Shawn)		
1	Monitor	22.5 inch	
1	Monitor	27inch	
1	Filing cabinet	2 drawer lateral, 29inch	
1	Shelf	3 shelf cubby, 36 inch	
1	Shelf	two cupboard desk hutch	
1	Desk Lamp	24 inch, black, movable arm	
1	Desk Lamp	24 inch, white, movable arm	
1	Desk	L shape, rounded corners brown	
1	Printer		Brother
1	Phone		Yealink T42G
1	office chair	black patent leather	
Office #2	(Martine)		
1	Desk	square 60 inch manual crank sit/stand	
1	side cabinet	black, 3 drawer storage + 1 drawer filing	
1	Shelf	white desktop storage and monitor stand	
1	Printer		Brother
1	Lamp	pedestal desk lamp	
1	Monitor	24 inch thikcentre	
1	Phone		Yealink T42G
1	office chair	brown/metal, tilting adjustable	

Office #3 (open)

1	Desk	L shape dark brown with hutch (4 cupboards) and 3 drawer	
1	side cabinet	2 drawer , dark brown, key lock	
1	Filing cabinet	2 drawer lateral, dark brown, drawer sticks, key lock	
1	Filing cabinet	3 drawer lateral, dark brown, bottom drawer broken, key lock	
1	Phone		Yealink T42G
1	office chair	brown with red cloth	

Office #4 (Darcy)

1	Monitor	42 inch
1	2 chairs	black patent leather
1	Phone	Yealink T42G
1	office chair	black patent leather

Office #5 (Jen)

1	Monitor	27 inch Dell
1	Filing cabinet	2 drawer lateral, grey, combination lock
1	boardroom table	4x8 oval, dark brown
1	side cabinet	black, 3 drawer storage + 1 drawer filing
1	floor lamp	
1	Desk	electric sit/stand, L shape, rounded corners grey
1	Printer	Epson WF-2860
1	Phone	Yealink T42G
1	Desk top sound system	2 speakers and base speaker

Main office workstations

6	Phone	Yealink T42G	
6	Table desks	4x8	steel legs, solid wood tops
1	Desk Lamp	24 inch	black, movable arm
3	Desk Lamp	24 inch	white, movable arm
3	desk monitor		white, 2

	stand		drawer storage
2	shelf	2ftx 6ft	
2	floor lamp		
5	Computer (in monitor)	Think Centre, 24 inch monitor	Lenovo
1	Monitor	24 inch	Acer
1	Monitor	27 inch	Dell
1	Monitor	27 inch curved	Asus
1	filing cabinet	2 drawer letter, black. Locking	
1	filing cabinet	2 drawer legal lateral, black, locking	
2	filing cabinet	2 drawer legal lateral, white, locking	
1	cabinet	30x32, white, 2 shelves	
1	printer	Kyocera	ECOSYS P5026cdw
1	printer	Kyocera	KM-1650 floor model
1	Monitor	27 inch	Dell
1	shelf	4shelf, 4ft, 20in x 14in metal, wood top shelf	
1	digital camera	Cannon EOS Rebel T5i	Cannon
1	digital scale	Dynamo	Dynamo

Boardroom

1	TV	60 inch	LG
1	boardroom table	12 ft x 5 ft custom made	
2	shelf	4shelf, 4ft, 20in x 14in metal, wood top shelf	
7	office chair	brown/metal, tilting adjustable	
1	conferencing camera		
1	iPad		
1	conference phone system		
1	Laptop		

Other

1	pallet jack		
1	desktop computer		
1	monitor		
1	printer		brother
1	label printer		dymo
1	MacBook		Apple
2	Laptops		Asus

STATEMENT OF ADJUSTMENTS

VENDOR: True Leaf Pet Inc.

PURCHASER: 4033001, A Wyoming Corporation

RE: Offer to Purchase and Agreement of Purchase and Sale dated August 11, 2020 (the "**Sale Agreement**") between True Leaf Pet Inc., 4033001, A Wyoming Corporation and Hemp Technology, Inc. A Wyoming Corporation

CLOSING DATE: September 11, 2020

ADJUSTMENT DATE: September 11, 2020

	CREDIT PURCHASER (CDN)	CREDIT SELLER (CDN)
Purchase Price		$300,000.00
Deposit	$30,000.00	
GST to be paid on Inventory		$692.43
GST to be paid on Personal Property		$250.00
PST to be paid on Personal Property		$350.00
Pre-Closing Funding Adjustment	$10,816.12	
Cash payable to Clark Wilson LLP, in trust on completion	$260,476.31	
TOTALS:	$301,292.43	$301,292.43

NOTES

1. All capitalized terms used in this Statement of Adjustments, unless otherwise defined, shall have their respective meanings as set out in the Sale Agreement.

2. The adjustments are made on the best available information obtained from appropriate sources but Clark Wilson LLP make no representation as to their accuracy and if the figures are in error, further adjustments as may be necessary will be made between the parties.

3. The Vendor represents and warrants that the Vendor is not a non-resident within the meaning of the *Income Tax Act* (Canada).

4. The Purchaser and the Vendor irrevocably authorize and direct Clark Wilson LLP, counsel to the Vendor, to hold the cash payable to Clark Wilson LLP in trust on completion.

5. All other adjustments, and any errors, omissions or changes in the amounts set forth above, both incoming and outgoing, will be made between the parties when commercial reasonable to do so and in accordance with the Sale Agreement.

6. This Statement of Adjustments may be executed in counterparts and delivered by facsimile transmission on or by other means of electronic transmission capable of producing a copy and when each party has executed a counterpart each of such counterparts will be deemed to be an original and all of such counterparts when taken together will constitute one and the same agreement.

[*Signature page follows*]

EXECUTED this 11 day of September, 2020.

True Leaf Pet Inc.

Per: ______________________________

Name: Darcy Bomford
Title: CEO and Secretary

4033001

Per: ______________________________

Name: Walter Schredl
Title: CFO

EXECUTED this _11th___ day of September, 2020.

True Leaf Pet Inc.

Per: ________________________________
Name: Darcy Bomford
Title: CEO and Secretary

4033001

Per: ________________________________
Name: Mike Shenher
Title: CEO

PURCHASER'S UNDERTAKING TO RE-ADJUST

TO: **True Leaf Pet Inc.** (the "**Vendor**")

RE: Offer to Purchase and Agreement of Purchase and Sale dated August 11, 2020 (the "**Sale Agreement**") between 40330001, A Wyoming Corporation (the "**Purchaser**"), Hemp Technology, Inc. A Wyoming Corporation and the Vendor, pursuant to which the Vendor sold certain Assets (as defined in the Sale Agreement) to the Purchaser (the "**Transaction**")

IN CONSIDERATION of and notwithstanding the closing of the Transaction, the undersigned hereby undertakes to re-adjust, within 30 days of the Closing Date (as defined in the Sale Agreement), any items contained in the statement of adjustments prepared for the Transaction that cannot be determined at closing.

[Signature page follows]

DATED this 11 day of September, 2020.

40330001

Per: ______________________

Authorized Signatory

Per: ______________________

Authorized Signatory

VENDOR'S UNDERTAKING TO RE-ADJUST

TO: **4033001, A Wyoming Corporation** (the "**Purchaser**")

RE: Offer to Purchase and Agreement of Purchase and Sale dated August 11, 2020 (the "**Sale Agreement**") between the Purchaser, Hemp Technology, Inc. A Wyoming Corporation and True Leaf Pet Inc. (the "**Vendor**"), pursuant to which the Vendor sold certain Assets (as defined in the Sale Agreement) to the Purchaser (the "**Transaction**")

IN CONSIDERATION of and notwithstanding the closing of the Transaction, the undersigned hereby undertakes to re-adjust, within 30 days of the Closing Date (as defined in the Sale Agreement), any items contained in the statement of adjustments prepared for the Transaction that cannot be determined at closing.

[Signature page follows]

DATED this _11th__ day of September, 2020.

TRUE LEAF PET INC.

Per: ______________________________
Name: Darcy Bomford
Title: CEO and Secretary

PURCHASER'S GST INDEMNITY

TO: **True Leaf Pet Inc.** (the "**Vendor**")

RE: Section 10.3 of the Offer to Purchase and Agreement of Purchase and Sale dated August 11, 2020 (the "**Sale Agreement**") between 40330001, A Wyoming Corporation (the "**Purchaser**"), Hemp Technology, Inc. A Wyoming Corporation (the "**Purchaser's Parent Company**") and the Vendor

---

All capitalized terms used and not otherwise defined herein shall have the respective meanings given to them in the Sale Agreement.

1. The Purchaser and the Purchaser's Parent Company hereby declares, certifies and agrees as follows:

   (a) the Purchaser is not registered under Subdivision d of Division V of Part IX of the *Excise Tax Act* (Canada) (the "**Act**") for the collection and remittance of goods and services tax ("**GST**") and does not have a GST registration number;

   (b) the Purchaser is purchasing the Assets on the Closing Date as principal, for its own account and not as an agent, trustee or otherwise on behalf of another person;

   (c) the Purchaser and the Purchaser's Parent Company shall be liable for payment of all GST which is payable under the Act in connection with the transfer of the Assets made pursuant to the Sale Agreement, all in accordance with the Act, in addition to the Purchase Price; and

   (d) the Purchaser and the Purchaser's Parent Company shall indemnify and save harmless the Vendor from and against any and all GST, penalties, costs and/or interest that may become payable by or assessed against the Vendor as a result of any inaccuracy, misstatement or misrepresentation made by the Purchaser on the Closing Date in connection with any matter raised in Section 6.2 and 10.3 of the Purchase Agreement or arising out of the failure of the Vendor to collect, pay or remit GST in respect of the purchase and sale of the Assets, including any GST that may be collectible by the Vendor.

2. The Purchaser acknowledges and agrees that this undertaking and indemnity shall survive and shall not merge upon closing of the transaction pursuant to the Sale Agreement.

[Signature page follows]

DATED this 11 day of September, 2020.

40330001

Per: ______________________

Authorized Signatory

Per: ______________________

Authorized Signatory

HEMP TECHNOLOGY, INC.

Per: ______________________

Authorized Signatory

Per: ______________________

Authorized Signatory

BRITISH COLUMBIA | Ministry of Finance

CERTIFICATE OF EXEMPTION GENERAL

under the *Provincial Sales Tax Act*

Responsibilities for Sellers/Lessors and Purchasers:

Sellers and Lessors – this certificate allows you to collect the information and declaration required under the *Provincial Sales Tax Act* in order to provide a PST exemption to your customer.

If you do not receive a completed and signed certificate or the required information and declaration before the sale or lease, you must charge and collect PST. Failure to do so may result in an assessment, penalty and interest.

Purchasers – you are responsible for ensuring that you meet all the requirements for the exemption under the *Provincial Sales Tax Act*. If you complete the certificate but do not qualify for the exemption, you are responsible for paying the PST.

General Instructions:

- Use this certificate only for reasons listed in Part B and if you do **not** have a PST number.
- Refer to **Page 2** for additional instructions.

Freedom of Information and Protection of Privacy Act (FOIPPA)
The personal information on this form is collected for the purpose of administering the *Provincial Sales Tax Act* under the authority of section 26(a) of the FOIPPA. Questions about the collection or use of this information can be directed to the Manager, Program Services, PO Box 9442 Stn Prov Govt, Victoria BC V8W 9V4 (telephone: toll-free at 1 877 388-4440).

PART A – PURCHASER / LESSEE

NAME OF PURCHASER OR LESSEE (*corporation, association, all partners or proprietor*)

4033001, A Wyoming Company, dba. Pet Health Technology Inc

TELEPHONE NUMBER

(250) 575-0441

MAILING ADDRESS (*include street or PO box, city, province and postal code*)

2901 Gardena Ave., Signal Hill, CA, 90755, USA/ 1955A Moss Court, Kelowna, BC, V1Y 9L3

PART B – PURCHASE OR LEASE INFORMATION

Description of tangible personal property (goods), accommodation, software, telecommunication services or related services acquired exempt (*if you require more space, attach an additional document*):
Pet treats and supplements located in Vernon, BC, Canada to be resold in USA and Canada to wholesalers who will resell

Reason for exempt purchase or lease:
I am purchasing or leasing the tangible personal property or purchasing the accommodation, software, telecommunication services or related services for the following purpose (*check (✓) one*):

- [✓] solely for resale, or
- [ ] to become part of tangible personal property or software for resale purposes, or
- [ ] it is a prototype or copy of a prototype or will become part of a prototype or copy of a prototype (a prototype means the first full-scale functional form of a new type or a new construction of tangible personal property), or
- [ ] to lease to other persons, or
- [ ] to be used in the course of providing a related service to tangible personal property (item must remain part of the tangible personal property after the related service has been provided), or
- [ ] to become part of a penstock system for a hydroelectric power plant (for qualifications, refer to **Bulletin PST 211**, *Exemptions for Hydroelectric Power Generation*), or
- [ ] as specified work-related safety equipment and/or protective clothing designed to be worn by, or attached to, a worker (for qualifications, refer to **Bulletin PST 100**, *Safety Equipment and Protective Clothing*).
- [ ] I am purchasing a related service for tangible personal property that is stored or kept solely for the purpose of resale.
- [ ] I am a purchaser whose primary business is selling or providing telecommunication services and I am purchasing telecommunication services, 90% or more of which will be sold to other persons.

PART C – CERTIFICATION

By signing this form, I certify that the above information is correct. If the exempt goods, software or services are used for any purpose other than the reason identified above, I will remit the tax due under the *Provincial Sales Tax Act*.

I acknowledge that if I make a false statement to avoid paying tax, the *Provincial Sales Tax Act* charges a fine of up to $10,000 and/or imprisonment up to two years, in addition to a penalty of 25% of the tax due and an assessment for the tax that should have been paid.

FULL LEGAL NAME	SIGNATURE	DATE SIGNED YYYY / MM / DD
Walter Schredl	X [signature]	2020/09/11

GENERAL ASSIGNMENT OF CONTRACTS

THIS AGREEMENT is made effective as of the 11th day of September, 2020 (the "**Effective Date**")

BETWEEN:

True Leaf Pet Inc., a body corporate duly incorporated under the law of British Columbia

(the "**Assignor**")

AND:

4033001, A Wyoming Corporation

(the "**Assignee**")

WHEREAS:

A. The Assignor has sold and the Assignee has purchased certain assets for the price and on the terms and conditions set forth in the Sale Agreement dated for reference August 11, 2020 (the "**Sale Agreement**") between the Assignor, as vendor, and the Assignee, as purchaser; and

B. Pursuant to the Sale Agreement, the Assignor must deliver this Agreement to the Assignee on the closing of the transaction contemplated thereby.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the Assignor and the Assignee covenant and agree as follows:

1. For the purposes of this Agreement:

a. "**Benefits**" means the Contracts, any and all benefits and advantages due or accruing due or at any time after the Effective Date coming due thereunder or any extensions or renewals thereof, and the benefit of all covenants, representations and warranties in respect thereof; and

b. "**Contracts**" means the contracts and leases described in Schedule B of the Sale Agreement, and not otherwise specifically assigned by the Assignor to the Assignee.

2. As and from the Effective Date, the Assignor grants, assigns, transfers and sets over absolutely and unconditionally unto the Assignee all of the Assignor's right, title and interest, both at law and in equity in and to the Benefits.

3. The Assignor agrees that the Assignee is to have and to hold the Benefits for its sole use and benefit forever

4. As and from the Effective Date, the Assignee assumes and agrees to observe, perform, be bound by and be liable under, as an obligation of the Assignee, each and every covenant, agreement and

obligation of the Assignor under each and every of the Benefits required to be observed or performed on or after the Effective Date.

5. The Assignor expressly authorizes the Assignee to collect, demand, sue for, enforce, recover and receive, dispose of, realize or enforce any of the Benefits as the Assignee may deem advisable, either in the name of the Assignor or in the name of the Assignee without notice to the Assignor and without prejudice to any rights which the Assignee may have against the Assignor.

6. The Assignor will use commercially reasonable efforts to assist the Assignee in acquiring any third party consents required to effect the assignment of the Contracts to the Assignee as herein provided, and in the event any of the Benefits in respect of which consents to assignment cannot be obtained, or are not for any other reason assignable to the Assignee, as of the Effective Date, such Benefits will be held in trust by the Assignor as bare trustee for the Assignee and performed by the Assignee in the name of and at the direction of the Assignor, acting reasonably, until their assignment to the Assignee has been effected, and all benefits derived thereunder will be for the benefit of the Assignee.

7. The Assignor agrees with the Assignee that it will from time to time and at all times hereafter at the request of the Assignee, acting reasonably, execute and deliver to the Assignee such further assurances for the better and more perfect assignment to the Assignee of the Benefits, or any one of them.

8. The Assignor will deliver such notices of this Agreement as may be reasonably requested by the Assignee.

9. This Agreement shall be binding upon and enure to the benefit of the parties and their respective successors and assigns.

10. The invalidity or unenforceability of any provision of this Agreement or any part thereof shall not affect the validity or enforceability of the remainder of this Agreement or such provision.

11. This Agreement and all claims arising out of or relating to this Agreement shall be governed by and construed in accordance with the law of British Columbia.

12. This Agreement may be executed in counterparts and delivered by facsimile transmission on or by other means of electronic transmission capable of producing a copy and when each party has executed a counterpart each of such counterparts will be deemed to be an original and all of such counterparts when taken together will constitute one and the same agreement.

(Signature page follows)

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

True Leaf Pet Inc.

Per: ________________________________

Name: Darcy Bomford
Title: CEO and Secretary

4033001

Per: ________________________________

Name: Mike Shenher
Title: CEO

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

True Leaf Pet Inc.

Per: ______________________________

Name: Darcy Bomford
Title: CEO and Secretary

4033001

Per: ______________________________

Name: Mike Shenher
Title: CEO

TRADEMARK ASSIGNMENT

THIS Trade-mark Assignment dated for reference the _____ day of September, 2020.

BETWEEN:

TRUE LEAF PET INC.

(herein the "Assignor")

OF THE FIRST PART

AND:

4033001, A Wyoming Corporation

(herein the "Assignee")

OF THE SECOND PART

WITNESSES THAT in consideration of the sum of $1.00 of lawful money of Canada now paid by the Assignee to the Assignor and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the Assignor hereby transfers and assigns to the Assignee all right, title and interest which the Assignor may have acquired in and to the trade-marks shown on the attached Schedule, including:

(a) all goodwill appertaining to the said trade-marks;

(b) the right to sue for all past, present and future infringement of the said trade-marks by third parties; and

(c) the rights of the Assignor in and to the Registrations and Applications to register the said trade-marks in Canada specified on the attached Schedule, and the rights of the Assignor in the Registrations resulting from such Applications.

This Agreement may be executed in counterparts and delivered by facsimile transmission on or by other means of electronic transmission capable of producing a copy and when each party has executed a counterpart each of such counterparts will be deemed to be an original and all of such counterparts when taken together will constitute one and the same agreement.

[*Signature page follows*]

EXECUTED and DELIVERED by the Assignor to have effect from and after the date first set out above.

TRUE LEAF PET INC.

Per: ______________________________

Name: Darcy Bomford
Title: CEO and Sectary

The Assignee hereby accepts the above assignment.

4033001, A Wyoming Corporation

Per: ______________________________

Name: Mike Shenher
Title: CEO

EXECUTED and DELIVERED by the Assignor to have effect from and after the date first set out above.

TRUE LEAF PET INC.

Per: ______________________________

Name: Darcy Bomford
Title: CEO and Sectary

The Assignee hereby accepts the above assignment.

4033001, A Wyoming Corporation

Per: ______________________________

Name: Mike Shenher
Title: CEO

SCHEDULE TO TRADE-MARK ASSIGNMENT
BETWEEN

TRUE LEAF PET INC.

AND

4033001, A Wyoming Corporation

Dated for Reference the _____ day of September, 2020

CANADIAN TRADE-MARKS

Trade-marks	*Application / Registration Nos.*	*Filing / Registration Dates*	*Applicant/Registrant*